UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2022

Markforged Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-39453	98-1545859
(Commission File Number)	(I.R.S. Employer Identification No.)

480 Pleasant Street Watertown, MA	02472
(Address of Principal Executive Offices)	(Zip Code)

(866) 496-1805

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
Common Stock, $0.0001 par value per share	MKFG	New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock, $0.0001 par value	MKFG.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On July 11, 2022, Markforged Holding Corporation (the “Company”) entered into a Sale and Purchase Agreement (the “Purchase Agreement”) by and between the Company and Höganäs Aktiebolag, Reg. No. 556005-0121, a limited liability company incorporated under the laws of Sweden (the “Seller”) pursuant to which the Company will acquire all of the outstanding share capital of Digital Metal AB, Reg. No. 556603-4152, a limited liability company incorporated under the laws of Sweden (“Digital Metal”). Pursuant to the Purchase Agreement, and upon the terms and subject to the conditions thereof, the Company will pay Seller consideration composed of (i) approximately $32,000,000 payable in cash, (ii) approximately 4,100,000 unregistered shares of the Company’s common stock, par value $0.0001 (the “Stock Consideration”) and (iii) approximately $1,500,000 payable in cash to settle certain intercompany balances between the Seller and Digital Metal, subject to certain adjustments. The completion of such transaction is expected to occur in the third quarter of 2022, subject to customary conditions.

The Company has agreed to file a resale registration statement with the Securities and Exchange Commission (the “SEC”) within 5 days following the closing of the transaction to register the resale of the Stock Consideration.

The Company’s board of directors (i) determined that the Purchase Agreement and the transactions contemplated thereby are fair to, and in the best interests of, the Company and its stockholders and (ii) approved, declared advisable and adopted the Purchase Agreement.

The Purchase Agreement includes customary representations, warranties, covenants and indemnification obligations of the Company and the Seller, including with respect to the Seller’s registration rights. There are no material relationships among the Company and the Seller or any of their respective affiliates or any of the other parties to the Purchase Agreement or the related ancillary agreements, other than in respect of such agreements.

A copy of the Purchase Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the principal terms of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Purchase Agreement.

The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Purchase Agreement. It is not intended to provide any other factual information about the Company, the Seller or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties by each of the parties to the Purchase Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, as well as by information contained in the Company’s periodic reports filed with the SEC, and may be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Seller or any of their respective subsidiaries or affiliates.

Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01. Regulation FD Disclosure

On July 11, 2022, the Company issued a press release announcing the entry into the Purchase Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, including without limitation, implied and express statements regarding the completion of the pending Transaction, including satisfaction or waiver of the closing conditions and the anticipated closing date; and the Company’s plans to file a registration statement to register the resale of the Stock Consideration, when issuable, pursuant to the Purchase Agreement. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Each forward-looking statement in this Current Report on Form 8-K is based on management’s current expectations and beliefs and is subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by such forward-looking statement, including, without limitation, risks associated with: the Company’s and Seller’s ability to satisfy the conditions to the closing of the Transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the Company and Seller to terminate the Purchase Agreement; the Company’s inability to file a registration statement to register the resale of the Stock Consideration, when issuable; and those other risks identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 as well as any subsequent filings the Company makes with the SEC. In addition, any forward-looking statement represents the

Company’s views only as of the date such statement is made and should not be relied upon as representing its views as of any subsequent date. Except as required by applicable law, the Company explicitly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future developments or otherwise. No representations or warranties, expressed or implied, are made about the accuracy of any such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Markforged Holding Corporation on July 12, 2022, furnished herewith.

2.1	Sale and Purchase Agreement, dated as of July 11, 2022, by and among Markforged Holding Corporation and Höganäs Aktiebolag.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKFORGED HOLDING CORPORATION

Date: July 12, 2022	By:	/s/ Stephen Karp
Stephen Karp
General Counsel and Secretary